ACR Multi-Strategy Quality Return (MQR) Fund

Class A Shares

(Ticker Symbol: MQRAX)

Class I Shares

(Ticker Symbol: MQRIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated April 3, 2019 to the

Prospectus and Statement of Additional Information (“SAI”), each dated April 1, 2019; and the Summary Prospectus dated April 3, 2019.

Change in Fund Classification

The ACR Multi-Strategy Quality Return (MQR) Fund (the “Fund”) is classified as diversified. Accordingly, all references to the Fund’s classification as a non-diversified fund in the Fund’s Prospectus, SAI and Summary Prospectus are updated to reflect that the Fund is classified as a diversified fund.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each registered investment company is required to be classified as either a “diversified” fund or “non-diversified” fund. A non-diversified fund may invest in greater proportions in the securities of fewer issuers than a diversified fund. Currently, the Fund is classified as a diversified fund. When the Fund commenced operations on December 31, 2014, it was intended to be classified and operated as a non-diversified fund. However, due to market conditions since commencement, ACR Alpine Capital Research, LLC (“ACR”), the Fund’s advisor, has not fully deployed the Fund’s cash position and as a result the Fund has operated as a diversified fund. Under the 1940 Act, if a non-diversified fund operates as a diversified fund for three consecutive years, shareholder approval is required to change the Fund’s classification from diversified to non-diversified. ACR believes that classification as a non-diversified fund is critical to properly executing the Fund’s strategy and pursuing the Fund’s investment objective. Therefore, shareholders are being asked to approve a change in the Fund’s classification from a diversified fund to a non-diversified fund.

A special meeting (the “Meeting”) of shareholders of the Fund is scheduled for April 26, 2019, to consider and vote upon the proposed change in the Fund’s classification from a diversified fund to a non-diversified fund (the “Proposal”). If shareholders of the Fund approve the Proposal, the Fund’s classification as a non-diversified fund will take effect immediately following the Meeting. A proxy statement with additional information about the proposed change was mailed to shareholders of record as of February 8, 2019, in February 2019.

Please retain this Supplement with your records.